SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 27, 2001


                               PharmaNetics, Inc.
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             (Exact name of registrant as specified in its charter)


                                 North Carolina
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                 (State or other jurisdiction of incorporation)


            0-25133                                   56-2098302
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    (Commission file Number)                   (IRS Employer ID Number)


           9401 Globe Center Drive, Morrisville, North Carolina 27560
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(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code                 919-582-2600
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               5301 Departure Drive, Raleigh, North Carolina 27616
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          (Former name or former address, if changed since last report)

Item 5.  Other Events.
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         On April 23, 2001, the Registrant entered into a Stock Purchase
Agreement and an Amended and Restated Distribution Agreement with Bayer Corporation. On April 24, 2001, the Registrant issued a press release about those transactions. The Agreements and the press release are attached as Exhibits.


Item 7. Exhibits

(c)      Exhibits

         Exhibit No.

         10.27 Common Stock Purchase Agreement between the Registrant and Bayer Corporation dated April 23, 2001.

         10.28 Amended and Restated Distribution Agreement between Registrant and Bayer Corporation dated April 23, 2001.

         99.1     Press Release dated April 24, 2001.


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



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      PHARMANETICS, INC.



Date: April 27, 2001                  /s/ John P. Funkhouser
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                                      John P. Funkhouser
                                      President and Chief Executive Officer



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